SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October  15, 2003

Pointe Financial Corporation

(Exact name of registrant as specified in its charter)

Florida	0-24433	65-0451402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21845 Powerline Road, Boca Raton, FL 33433

(Address of Principal Executive Office) (Zip Code)

561-368-6300

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit

Description

99.1

Press release issued on October 15, 2003.

Item 9.  Regulation FD Disclosure.

The press release regarding the Third Quarter 2003 financial results attached as Exhibit 99.1 was issued by the Company on October 15, 2003.

Item 12.  Disclosure of Results of Operations and Financial Condition.

The press release regarding the Third Quarter 2003 financial results attached as Exhibit 99.1 was issued by the Company on October 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POINTE FINANCIAL CORPORATION

By: /s/ BRADLEY R. MEREDITH
Name: Bradley R. Meredith
Dated: October 15, 2003	Title: Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit

Description

99.1

Press release issued on October 15, 2003